UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2004


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference(R)

June 30, 2004

Semi-Annual Report

Calvert First Government

Money Market Fund

Calvert First Government Money Market Fund

Table of Contents

President's Letter

1

Portfolio Manager Remarks

3

Statement of Net Assets

5

Statement of Operations

7

Statements of Changes in Net Assets

8

Notes to Financial Statements

10

Financial Highlights

13

Explanation of Financial Tables

17

Proxy Voting Disclosure

19

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Dear Shareholders:

Overall, stocks edged forward during the first half of 2004, receiving a boost in June as markets reacted positively to the handover of power in Iraq and stronger earnings prospects. However, it generally was a challenging period for equities, with stocks up and down but trading within a fairly narrow price range in reaction to economic and political uncertainty. The S&P 500 Index ended the first half of the year up 3.44%, while the smaller-capitalization Russell 2000 Index appreciated 6.76% for the same period. Generally, value funds performed better than growth funds through the first six months of 2004.1

Through the reporting period, both the stock and bond markets were affected by the interplay of positives and negatives--good news on the earnings front juxtaposed against ongoing global uncertainties as well as concerns about the pace and magnitude of expected Fed rate increases. Bond-fund total returns generally fell during the second quarter, wiping out earlier-year gains across most fixed-income categories. General taxable bond funds, as measured by the Lehman U.S. Credit Index, fell -0.27% for the first half of the year, while general municipal funds, represented by the Lehman Municipal Bond Index, slipped back by -0.68% over the same period.

We believe that, going forward, the financial markets offer investors long-term opportunities in line with their historical averages. Over the past 50 years, stocks--as measured by the S&P 500--have produced average annual total returns of 11.4%, according to Ibbotson Associates, a well-known publisher of financial data. Our belief is that the high-flying, late 1990's that produced stock returns in excess of 20% were an anomaly and are unlikely to be repeated. In today's market environment, a strengthening economy should make it easier for companies to grow their earnings, ultimately boosting stock prices. And, even in the fixed-income markets, where rising interest rates are likely to be a factor for some time, investors can benefit from evolving conditions. Remember that while rising rates can be expected to force bond prices down in the short term, these same higher rates can mean higher returns on reinvested bond income. At the same time, bonds can continue to provide income and portfolio-diversification benefits to investors.

Now, as always, it's important not to get too caught up in short-term market developments and instead maintain realistic expectations and focus on developing a sound, diversified investment strategy. We encourage you to work with a financial professional to find the investment solutions that can work best for you, given your unique set of circumstances, goals, and attitudes toward risk.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 2004

1  For the six-month period ended June 30, 2004, the Russell 3000 Value Index returned at 4.23% versus 2.96% for the Russell 3000 Growth Index.

Portfolio Managers

James B. O'Boyle

Thomas A. Dailey*

*(see p. 19)

Fund Information asset allocation taxable money market NASDAQ symbol FVRXX CUSIP number 131577-10-8

Calvert First Government Money Market Fund

Performance

For the six-month period ended June 30, 2004, the Calvert First Government Money Market Fund returned 0.16%, versus 0.18% for the benchmark Lipper U.S. Government Money Market Funds Average.

Investment Climate

The first half of 2004 was divided into two distinct environments for fixed-income investments.  In the first quarter, initially reported job growth was much weaker than had been expected, raising expectations that the Federal Reserve would postpone hiking the target Fed funds rate until well into 2004, or even until 2005. In the second quarter, however, job growth was much stronger than expected, and a number of inflation measures were on the rise.

As a result, over the first six months of 2004, interest rates moved in roller-coaster fashion, with the benchmark 10-year Treasury note yield falling to 3.68% in March before rising sharply to almost 5% by the middle of June. Mortgage rates and other private-sector, long-term interest rates also moved sharply up and down throughout the first half. After posting attractive gains in the first quarter, broad bond-market indices fell on the second quarter, and returns for the first half of 2004 were basically flat.

Portfolio Strategy

Expectations that the Fed would begin to raise rates caused the London Interbank Offered Rate (LIBOR) yield curve to steepen and shift upward. (LIBOR is the rate that most credit-worthy international banks dealing in Eurodollars charge each other for large loans.) During the period, one-month LIBOR increased from a six-month low of 1.09% on April 2 to a six-month high of 1.37% on June 30. At the same time, 12-month LIBOR increased from a six-month low of 1.28% on March 17 to 2.46% on June 30.

In the face of rapidly changing economic conditions and market expectations, we focused our purchases in the short end of the money-market yield curve. In doing so, we positioned the Portfolio to take advantage of rising money-market rates expected to result from the anticipated Fed tightening at their June 30 meeting.

Outlook

In fact, the Fed did hike interest rates one-quarter point (0.25%) at its June Federal Open Market Committee (FOMC) meeting, the first increase in four years. Looking ahead, the Fed clearly signaled its intention to raise short-term interest rates in a slow and predictable pattern. However, this course may be altered if incoming economic data force an adjustment to the Fed's outlook for economic growth and price stability.

Investors adjusted to Fed policy, and now general market expectations and bond market prices reflect anticipated quarter-point rate hikes at each FOMC meeting into next year. We believe that any material deviation from these expectations would cause interest rates to fluctuate further.

Market interest rates have been rising over the last year, and we expect some further increase unless economic growth unexpectedly slumps or some unexpected event shocks the market. While the bond bear market may continue well into 2005, we are hopeful that more than half of the increase in long-term interest rates is behind us. Given that the Fed has just started hiking short-term rates, however, we continue to recommend that fixed-income investors remain defensive, with shorter durations and a well-diversified portfolio.

July 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2004, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Total returns assume reinvestment of dividends. Performance information represents the value of an investment in Class O shares. The value of an investment in Class B or C shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics

weighted

average maturity

6.30.04	34 days
12.31.03	65 days

Class O

average annual

total return

as of 6.30.04
1 year	0.36%
5 year	2.65%
10 year	3.73%
inception	6.48%
(12.07.76)

Statement of Net Assets

June 30, 2004

	Principal
Taxable Variable Rate Demand Notes - 59.7%	Amount	Value
Overseas Private Investment Corp., 1.35%, 11/15/13,
GA: U.S. Government	$17,674,419	$17,674,419
Post Apartment Homes LP MFH Revenue, 1.37%, 7/15/29,
CA: FNMA	60,115,000	60,115,000
Rural Electric Coop Grantor Trust Certificates, 1.30%, 12/15/17,
TOA: JP Morgan Chase Bank	37,930,000	37,930,000

Total Taxable Variable Rate Demand Notes (Cost $115,719,419)		115,719,419

U.S. Government Agencies
and Instrumentalities - 26.5%
Fannie Mae, 1.375%, 2/18/05	5,000,000	5,000,000
Federal Farm Credit Bank:
1.336%, 6/10/05 (r)	5,000,000	5,000,000
1.031%, 4/4/06 (r)	5,000,000	4,996,284
Federal Home Loan Bank:
1.30%, 2/23/05	1,000,000	1,000,000
1.40%, 4/1/05	2,500,000	2,500,000
1.30%, 4/11/05	2,500,000	2,500,000
1.30%, 4/27/05	5,000,000	5,000,000
1.56%, 5/13/05	2,000,000	2,000,000
1.55%, 5/23/05	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes, 7/1/04	20,000,000	20,000,000
Freddie Mac, 3.25%, 11/15/04	2,500,000	2,516,900

Total U.S. Government Agencies
and Instrumentalities (Cost $51,513,184)		51,513,184

See notes to financial statements.

	Principal
Repurchase Agreement - 13.2%	Amount	Value
State Street Bank, 1.05%, dated 6/30/04, due 7/1/04
(Repurchase proceeds $25,600,747)
(Collateral: $26,371,150 U.S. Treasury Bills, 7.25%, 5/15/16)	$25,600,000	$25,600,000
Total Repurchase Agreement (Cost $25,600,000)		25,600,000

TOTAL INVESTMENTS (Cost $192,832,603) - 99.4%		192,832,603
Other assets and liabilities, net - 0.6%		1,100,315
Net Assets - 100%		$193,932,918

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized
Class O: 188,624,036 shares outstanding		$188,331,164
Class B: 3,756,221 shares outstanding		3,756,166
Class C: 1,831,259 shares outstanding		1,831,177
Undistributed net investment income		18,415
Accumulated net realized gain (loss) on investments		(4,004)

Net Assets		$193,932,918

Net Asset Value Per Share
Class O (based on net assets of $188,344,622)		$1.00
Class B (based on net assets of $3,756,785)		$1.00
Class C (based on net assets of $1,831,511)		$1.00

(r)        Adjustable rate security.

Abbreviations:

CA: Collateral Agreement

FNMA: Fannie Mae

GA: Guaranty Agreement

LP: Limited Partnership

MFH: Multi-Family Housing

TOA: Tender Option Agreement

See notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2004

Net Investment Income Investment Income:

Interest income	$1,024,307
Expenses:
Investment advisory fee	230,291
Transfer agency fees and expenses	157,125
Distribution plan expenses:
Class B	14,229
Class C	6,218
Trustees' fees and expenses	5,683
Accounting fees	20,267
Administrative fees:
Class O	225,138
Class B	3,558
Class C	1,554
Custodian fees	10,879
Registration fees	27,053
Reports to shareholders	35,325
Professional fees	9,854
Miscellaneous	11,374
Total expenses	758,548
Reimbursement from Advisor:
Class B	(18,043)
Class C	(11,090)
Fees waived:
Class O	(1,801)
Class B	(28)
Class C	(12)
Fees paid indirectly	(2,486)
Net expenses	725,088

Net Investment Income	299,219

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,349)

Increase (Decrease) in Net Assets
Resulting from Operations	$297,870

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$299,219	$1,011,146
Net realized gain (loss)	(1,349)	(2,655)

Increase (Decrease) in Net Assets Resulting from Operations	297,870	1,008,491

Distributions to shareholders from
Net investment income:
Class O shares	(293,122)	(1,019,054)
Class B shares	(248)	(952)
Class C shares	(92)	(201)
Class T shares	--	(254)
Total distributions	(293,462)	(1,020,461)

Capital share transactions:
Shares sold:
Class O shares	84,725,545	143,705,548
Class B shares	2,217,167	2,793,187
Class C shares	1,555,600	1,900,362
Class T shares	--	392,379
Reinvestment of distributions:
Class O shares	288,143	998,865
Class B shares	194	763
Class C shares	111	242
Class T shares	--	239
Shares redeemed:
Class O shares	(71,955,899)	(175,190,218)
Class B shares	(1,404,991)	(4,723,346)
Class C shares	(761,422)	(2,166,337)
Class T shares	--	(1,389,531)
Total capital share transactions	14,664,448	(33,677,847)

Total Increase (Decrease) in Net Assets	14,668,856	(33,689,817)

Net Assets
Beginning of period	179,264,062	212,953,879
End of period (including undistributed net investment income
of $18,415 and $12,658, respectively)	$193,932,918	$179,264,062

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2004	2003
Shares sold:
Class O shares	84,725,543	143,705,534
Class B shares	2,217,167	2,793,187
Class C shares	1,555,600	1,900,362
Class T shares	--	392,379
Reinvestment of distributions:
Class O shares	288,143	998,865
Class B shares	194	763
Class C shares	111	242
Class T shares	--	239
Shares redeemed:
Class O shares	(71,955,899)	(175,190,218)
Class B shares	(1,404,991)	(4,723,346)
Class C shares	(761,422)	(2,166,337)
Class T shares	--	(1,389,531)
Total capital share activity	14,664,446	(33,677,861)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. A fourth class of shares (Class T) ceased operations on May 23, 2003. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan. Class T shares were sold to investors with brokerage accounts at The Advisors Group, Inc. Class T shares were sold with no front-end sales charge at the time of purchase and no back-end load when they were redeemed, and were subject to Distribution Plan expenses.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $66,995 was payable at period end.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2005. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. In addition, the Advisor voluntarily reimbursed expenses during the six months ended June 30, 2004 for Class B and Class C to maintain a yield.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $39,424 was payable at period end. For the six months ended June 30, 2004, CASC waived $1,801, $28, and $12 of its fee in Class O, Class B, and Class C, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $4,316 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $67,646 for the six months ended June 30, 2004. Under terms of the agreement, $11,333 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at June 30, 2004 for federal income tax purposes was $192,832,603. Net realized capital loss carryforward for federal income tax purposes of  $2,655 at December 31, 2003 maybe utilized to offset future gains until expiration in December 2011.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2004, purchases and sales transactions were $353,320,000 and $322,505,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2004.

For the six months ended June 30, 2004, borrowing information by the Fund under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$39,266	1.59%	$1,783,366	February 2004

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.002	.005	.012
Distributions from
Net investment income	(.002)	(.005)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.16%	0.52%	1.19%
Ratios to average net assets:
Net investment income	.33% (a)	.53%	1.18%
Total expenses	.78% (a)	.78%	.75%
Expenses before offsets	.78% (a)	.78%	.75%
Net expenses	.78% (a)	.77%	.75%
Net assets, ending (in thousands)	$188,345	$175,282	$205,780
		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.034	.056	.043
Distributions from
Net investment income	(.034)	(.056)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.45%	5.71%	4.38%
Ratios to average net assets:
Net investment income	3.39%	5.55%	4.28%
Total expenses	.77%	.77%	.82%
Expenses before offsets	.77%	.77%	.82%
Net expenses	.76%	.75%	.81%
Net assets, ending (in thousands)	$227,259	$223,437	$229,754

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	**	.001
Distributions from
Net investment income	**	**	(.001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.02%	.06%
Ratios to average net assets:
Net investment income	.02% (a)	.01%	.09%
Total expenses	2.36% (a)	2.14%	2.17%
Expenses before offsets	1.09% (a)	1.30%	1.78%
Net expenses	1.09% (a)	1.30%	1.78%
Net assets, ending (in thousands)	$3,757	$2,944	$4,874
		Years Ended
	December 31	December 31,	December 31,
Class B Shares	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.021	.043	.031
Distributions from
Net investment income	(.021)	(.043)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.15%	4.38%	3.11%
Ratios to average net assets:
Net investment income	1.57%	4.33%	3.18%
Total expenses	3.27%	5.83%	8.09%
Expenses before offsets	2.01%	2.07%	2.02%
Net expenses	2.00%	2.00%	2.00%
Net assets, ending (in thousands)	$1,898	$394	$420

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	**	.001
Distributions from
Net investment income	**	**	(.001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.02%	.08%
Ratios to average net assets:
Net investment income (loss)	.02% (a)	(.02%)	.11%
Total expenses	2.88% (a)	2.65%	2.72%
Expenses before offsets	1.09% (a)	1.33%	1.80%
Net expenses	1.09% (a)	1.33%	1.79%
Net assets, ending (in thousands)	$1,832	$1,038	$1,303
		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.021	.043	.031
Distributions from
Net investment income	(.021)	(.043)	(.031)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.18%	4.39%	3.12%
Ratios to average net assets:
Net investment income	1.82%	4.25%	3.22%
Total expenses	3.16%	3.60%	4.75%
Expenses before offsets	2.03%	2.03%	2.02%
Net expenses	2.00%	2.00%	2.00%
Net assets, ending (in thousands)	$1,737	$449	$1,056

Financial Highlights

		Periods Ended
	May 23,	December 31,	December 31,
Class T Shares	2003#	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.010	.032
Distributions from
Net investment income	**	(.010)	(.032)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.03%	.99%	3.28%
Ratios to average net assets:
Net investment income	.38% (a)	1.05%	3.29%
Total expenses	1.06% (a)	.93%	.93%
Expenses before offsets	1.06% (a)	.93%	.93%
Net expenses	1.06% (a)	.92%	.92%
Net assets, ending (in thousands)	$0	$996	$93,274
	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999(z)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.05	.035
Distributions from
Net investment income	(.05)	(.035)
Net asset value, ending	$1.00	$1.00

Total return*	5.54%	3.59%
Ratios to average net assets:
Net investment income	5.40%	4.29%(a)
Total expenses	.93%	.95%(a)
Expenses before offsets	.93%	.95%(a)
Net expenses	.91%	.94%(a)
Net assets, ending (in thousands)	$98,720	$100,778

*          Total return is not annualized for periods less than one year.

**        Net investment income and distributions were less than $.001 per share.

(a)        Annualized.

(z) From March 1, 1999 inception.

#          Class T ceased operations on May 23, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Thomas A. Dailey

Position: Vice President, Tax Exempt and Money Market Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Dailey is the senior member of the Tax Exempt and Money Market Division. He manages several of Calvert's money market portfolios and oversees the implementation of CAMCO's money market investment strategy. Mr. Dailey received a BS in Finance and Administration/Management from LaRoche College and has 10 years of experience in the financial services industry.

PROXY VOTING DISCLOSURE

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC's website at www.sec.gov.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-     based inks

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert Group's

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Fund

California Limited-Term Muni. Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund


Item 2.  Code of Ethics.

               Not applicable.

Item 3.  Audit Committee Financial Expert.

               Not applicable.

Item 4.  Principal Accountant Fees and Services.

            Not applicable.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

On March 3, 2004, the Board of Trustees adopted procedures by which shareholders may recommend nominees to the Board.  Prior to this date, the Board did not have a formal policy for the consideration of shareholder nominees or a procedure by which shareholders may make recommendations.  The procedures provide that, if the Board determines that a Trustee vacancy exists or is likely to exist on the Board, the independent Trustees consider any candidates for vacancies on the Board from any shareholder of the Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund.   Shareholders of the Fund who wish to nominate a candidate to the Board of a Fund must submit the recommendation in writing to the Board to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a "Disinterested Trustee"  -- i.e., not an "interested person" of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

Item 10.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable for semi-annual reports.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: September 7, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: September 7, 2004

            /s/  Ronald Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: September 7, 2004